UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2024 (December 5, 2024)

ENERGY FUELS INC.
(Exact name of registrant as specified in its charter)

Ontario	001-36204	98-1067994
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 Union Blvd., Suite 600
 Lakewood, Colorado, United States 80228
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (303) 974-2140

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common shares, no par value	UUUU EFR	NYSE American LLC Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 5, 2024, Energy Fuels Inc. ("Energy Fuels" or the "Company") and the Republic of Madagascar (the "Government of Madagascar") entered into a Memorandum of Understanding (the "MOU") setting forth certain key terms applicable to the Company's Toliara titanium, zirconium and rare earth elements ("REE") project (the "Toliara Project" or "Project") located in southwestern Madagascar. As previously announced by the Company on November 28, 2024, the Madagascar Council of Ministers, as Chaired by the President of Madagascar, lifted the suspension on the Toliara Project (the "Suspension") that was originally imposed in November 2019. The lifting of the Suspension allows the Company to continue development of the Project, reestablish community programs and advance activities necessary to achieve a positive final investment decision ("FID").

While the Company is progressing towards an FID, which is expected to be made within approximately 14 months, the Company expects to continue working with the Government of Madagascar to formalize the terms and conditions set out in the MOU through the implementation of a "Stability Mechanism" consisting of one or a combination of the following: (a) submittal of an Investment Agreement to the Parliament of Madagascar ("Parliament") for approval as law and certification of the Toliara Project ("Project Certification") under existing law, establishing a special regime for large-scale investments in the Malagasy mining sector (the "LGIM"); (b) promulgation of amendments and revisions to the existing LGIM (the "LGIM Amendment") in a form that provides for the necessary certainty of financial and legal terms and reasonable financial, operational and legal requirements for large-scale mining projects, then have Project Certification under the amended LGIM, together with an Investment Agreement (if reasonably required) submitted to the Parliament for approval as law; and/or (c) another agreed upon mechanism that achieves the necessary certainty of financial and legal terms and reasonable financial, operational and legal requirements applying to large-scale mining projects.

Under the MOU, the Company has agreed to pay a five percent (5%) royalty (and no other) on mining products and deliver $80 million after Project Certification in development, community and social project funding, including a total of $30 million within 30 days after Project Certification, another $10 million within 30 days after achieving a positive FID and an additional $40 million by the fourth year of operations. In addition, the Company has agreed to spend at least $1 million prior to FID in the Atsimo Andrefana Region on community and social investments, and $4 million annually thereafter, indexed at 2% per annum from commencement of construction after a positive FID. The Company has also committed to developing the Toliara Project in an environmentally, socially and fiscally responsible manner, and to observe the specific protections set out in the MOU. The foregoing payments are not expected to have a material effect on the economics of this Project, which (along with the appropriate disclaimers related to technical disclosure) are described in prior disclosures made by the Company.

Under the MOU, the Company's agreement to pay a 5% royalty on revenues and its commitments to pay the $80 million in development, community and social funding are conditional on: (i) the terms of the Stability Mechanism being adopted in a form that is satisfactory to the Company; (ii) Project Certification having been obtained; and (iii) prior to Project Certification having been obtained, there being no change to the laws of Madagascar (as they apply to the Company and the Toliara Project as at the date of the MOU) that is adverse to the Company or the Toliara Project.

The Government of Madagascar has agreed in the MOU, among other things, to: (i) assist the Company with obtaining all necessary administrative authorizations for the purpose of adding REE-bearing monazite recovery to existing permits; (ii) certify the Project as eligible under the LGIM (or amended LGIM, if applicable) as soon as the LGIM eligibility conditions are met; (iii) support the prompt development of the Toliara Project, including (without limitation) by causing all relevant Madagascar authorities to timely consider and grant all complete applications for permits, licenses or authorizations necessary or desirable for the development and operation of the Toliara Project in accordance with the laws of Madagascar; (iv) maintain the fiscal, legal and customs stability of the Toliara Project; (v) not, directly or indirectly, receive, take or have an interest (including an economic interest or form of production sharing arrangement, and whether carried or free-carried) in the Company or any of its assets, including the Toliara Project; (vi) provide active and public support for the Toliara Project, including by publicly announcing the Government of Madagascar's support for the Toliara Project and its development; and (vii) undertake any LGIM amendments in consultation with relevant stakeholders, including the Company, to ensure that such amendments (or similar instruments with legislative force) provide the necessary certainty of financial and legal terms to address the reasonable financial, operational and legal requirements of large-scale mining projects, and otherwise supports the bankability of the Toliara Project and the ability of the Company to achieve a positive FID.

The MOU and its terms are expressly subject to the foregoing conditions set out in the MOU. There can be no assurance that the foregoing conditions will be satisfied or as to the timing of satisfaction of those conditions, or the timing for approval of the addition of monazite to the mining permit. If such conditions are not satisfied, this could delay any FID in relation to the Toliara Project or prevent or otherwise have a significant effect on the development of the Toliara Project or ability to recover monazite from the Toliara Project.

Item 9.01. Financial Statements and Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains certain "forward looking information" and "forward-looking statements" within the meaning of applicable United States and Canadian securities legislation (collectively, "forward-looking statements"), which may include, but are not limited to, statements with respect to: any expectation that the Company will re-commence development activities at the Toliara Project, re-establish the Company's community programs or progress the other activities necessary to achieve a positive FID for the Toliara Project; any expectation that the Company and/or the Government of Madagascar will successfully formalize fiscal and other terms applicable to the Project through an investment agreement, amendments to existing laws or other mechanisms as appropriate and on terms acceptable to both parties; any expectation that REE production will be added to the existing mining permit; any expectation that the financial and legal stability of the Toliara Project will be maintained; any expectation that the Toliara Project will attain Project Certification or that the other conditions to the Company's funding obligations will be satisfied; any expectation that a positive FID will be made for the Toliara Project and the timing of any such positive FID; and any expectation that the Toliara Project will be developed. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as "plans," "expects," "does not expect," "is expected," "is likely," "budgets," "scheduled," "estimates," "forecasts," "intends," "anticipates," "does not anticipate," or "believes," or variations of such words and phrases, or state that certain actions, events or results "may," "could," "would," "might" or "will be taken," "occur," "be achieved" or "have the potential to." All statements, other than statements of historical fact, herein are considered to be forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements express or implied by the forward-looking statements Factors that could cause actual results to differ materially from those anticipated in these forward-looking statements include risks associated with: commodity prices and price fluctuations; engineering, construction, processing and mining difficulties, upsets and delays; permitting and licensing requirements and delays; changes to regulatory requirements; legal challenges; competition from other producers; public opinion; government and political actions; the failure of the Company to provide or obtain the necessary financing required to develop the Toliara Project; market factors, including future demand for REEs; and the other factors described under the caption "Risk Factors" in the Company's most recently filed Annual Report on Form 10-K, which is available for review on EDGAR at www.sec.gov/edgar, on SEDAR+ at www.sedarplus.ca, and on the Company's website at www.energyfuels.com. Forward-looking statements contained herein are made as of the date of this Current Report, and the Company disclaims, other than as required by law, any obligation to update any forward-looking statements, whether as a result of new information, results, future events, circumstances or if management's estimates or opinions should change, or otherwise. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, the reader is cautioned not to place undue reliance on forward-looking statements. The Company assumes no obligation to update the information in this communication, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY FUELS INC. (Registrant)

Dated: December 11, 2024	By: /s/ David C. Frydenlund David C. Frydenlund Executive Vice President, Chief Legal Officer and Corporate Secretary